Exhibit 99.4

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that only one statement containing the information required by Schedule 13D need be filed with respect to the ownership by each of the undersigned of the shares of Common Stock of Wireless Ronin Technologies, Inc.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

EXECUTED as of this 29th day of August, 2014.

SLIPSTREAM FUNDING, LLC

By:	/s/ Arthur D’Angelo

Name:	Arthur D’Angelo
Title:	Chief Financial Officer

SLIPSTREAM COMMUNICATIONS, LLC

By:	/s/ Arthur D’Angelo

Name:	Arthur D’Angelo
Title:	Chief Financial Officer

BCOM HOLDINGS, LP

By:	BCOM GP LLC,
its general partner

By:	/s/ Daniel Stencel

Name:	Daniel Stencel
Title:	Treasurer

BCOM GP LLC

By:	/s/ Daniel Stencel

Name:	Daniel Stencel
Title:	Treasurer

BUSINESS SERVICES HOLDINGS, LLC

By:	/s/ Daniel Stencel

Name:	Daniel Stencel
Title:	Treasurer

PP IV BSH, LLC

By:	/s/ Daniel Stencel

Name:	Daniel Stencel
Title:	Treasurer

PEGASUS PARTNERS IV, L.P.

By:	Pegasus Investors IV, L.P.,
its general partner

By:	Pegasus Investors IV GP, L.L.C.,
its general partner

By:	/s/ Daniel Stencel
Name:	Daniel Stencel
Title:	Chief Financial Officer and Treasurer

PEGASUS PARTNERS IV (AIV), L.P.

By:	Pegasus Investors IV, L.P.,
its general partner

By:	Pegasus Investors IV GP, L.L.C.,
its general partner

By:	/s/ Daniel Stencel

Name:	Daniel Stencel
Title:	Chief Financial Officer and Treasurer

PEGASUS INVESTORS IV, L.P.

By:	Pegasus Investors IV GP, L.L.C.,
its general partner

By:	/s/ Daniel Stencel

Name:	Daniel Stencel
Title:	Chief Financial Officer and Treasurer

PEGASUS INVESTORS IV GP, L.L.C.

By:	/s/ Daniel Stencel

Name:	Daniel Stencel
Title:	Chief Financial Officer and Treasurer

PEGASUS CAPITAL, LLC

By:	/s/ Craig Cogut

Name:	Craig Cogut
Title:	President & Managing Member

/s/ Craig Cogut
CRAIG COGUT

Appendix A

SOLE MEMBER OF SLIPSTREAM FUNDING, LLC

Name	Position	Address
Slipstream Communications, LLC	Sole Member	c/o gyro, LLC 31 West 27th Street New York, NY 10001

MANAGING MEMBER OF SLIPSTREAM COMMUNICATIONS, LLC

Name	Position	Address
BCOM Holdings, LP	Managing Member	c/o Pegasus Capital Advisors, 99 River Road, Cos Cob, CT 06807

GENERAL PARTNER OF BCOM HOLDINGS, LP

Name	Position	Address
BCOM GP LLC	General Partner	c/o Pegasus Capital Advisors, 99 River Road, Cos Cob, CT 06807

SOLE MEMBER OF BCOM GP LLC

Name	Position	Address
Business Services Holdings, LLC	Sole Member	c/o Pegasus Capital Advisors, 99 River Road, Cos Cob, CT 06807

MEMBERS OF BUSINESS SERVICES HOLDINGS, LLC

Name	Position	Address
PP IV BSH, LLC	Member	c/o Pegasus Capital Advisors, 99 River Road, Cos Cob, CT 06807
Pegasus Investors IV, L.P.	Member	c/o Pegasus Capital Advisors, 99 River Road, Cos Cob, CT 06807
Pegasus Partners IV (AIV), L.P.	Member	c/o Pegasus Capital Advisors, 99 River Road, Cos Cob, CT 06807

SOLE MEMBER OF PP IV BSH, LLC

Name	Position	Address
Pegasus Partners IV, L.P.	Sole Member	c/o Pegasus Capital Advisors, 99 River Road, Cos Cob, CT 06807

GENERAL PARTNER OF PEGASUS PARTNERS IV, L.P.

Name	Position	Address
Pegasus Investors IV, L.P.	General Partner	c/o Pegasus Capital Advisors, 99 River Road, Cos Cob, CT 06807

GENERAL PARTNER OF PEGASUS PARTNERS IV (AIV), L.P.

Name	Position	Address
Pegasus Investors IV, L.P.	General Partner	c/o Pegasus Capital Advisors, 99 River Road, Cos Cob, CT 06807

GENERAL PARTNER OF PEGASUS INVESTORS IV, L.P.

Name	Position	Address
Pegasus Investors IV GP, L.L.C.	General Partner	c/o Pegasus Capital Advisors, 99 River Road, Cos Cob, CT 06807

MANAGING MEMBER AND EXECUTIVE OFFICERS OF PEGASUS INVESTORS IV GP, L.L.C.

Name	Position	Address
Pegasus Capital, LLC	Managing Member	c/o Pegasus Capital Advisors, 99 River Road, Cos Cob, CT 06807
Craig Cogut	President and Chairman	c/o Pegasus Capital Advisors, 99 River Road, Cos Cob, CT 06807
Eric Gribetz	Vice President	c/o Pegasus Capital Advisors, 99 River Road, Cos Cob, CT 06807
Alec Machiels	Vice President	c/o Pegasus Capital Advisors, 99 River Road, Cos Cob, CT 06807
Steven Wacaster	Vice President	c/o Pegasus Capital Advisors, 99 River Road, Cos Cob, CT 06807
Andrew Cooper	Vice President	c/o Pegasus Capital Advisors, 99 River Road, Cos Cob, CT 06807
Daniel Stencel	Chief Financial Officer and Treasurer	c/o Pegasus Capital Advisors, 99 River Road, Cos Cob, CT 06807
Hannah Kong	General Counsel and Secretary	c/o Pegasus Capital Advisors, 99 River Road, Cos Cob, CT 06807
Anne Frank-Shapiro	Chief Compliance Officer and Chief Administrative Officer	c/o Pegasus Capital Advisors, 99 River Road, Cos Cob, CT 06807

MANAGING MEMBER AND EXECUTIVE OFFICER OF PEGASUS CAPITAL, LLC

Name	Position	Address
Craig Cogut	President and Managing Member	c/o Pegasus Capital Advisors, 99 River Road, Cos Cob, CT 06807